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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  August 6, 1999



                         MORRISON KNUDSEN CORPORATION

                        Commission File Number 1-12054



                            A Delaware corporation

                  IRS Employer Identification No. 33-0565601



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000

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Item 5.  Other Material Important Events.
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     On August 6, 1999, the Company announced that Ambrose L. Schwallie has been elected executive vice president of the Company and named president and chief executive officer of the Company's Westinghouse Government Services Group. (See the attached press release dated August 6, 1999 filed as Exhibit 99.1 hereto and incorporated herein by this reference.)



                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORRISON KNUDSEN CORPORATION


                                    /s/ Stephen G. Hanks
August 13, 1999                 By: _________________________________________
                                    Stephen G. Hanks
                                    Executive Vice President,
                                    Chief Legal Officer and Secretary

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